                                                                    EXHIBIT 10.5

[DEN DANSKE BANK LOGO]


                                    GUARANTY



                                                                   JULY 23, 1996


In consideration of any financial accommodations given or to be given or continued to:

    DSC COMMUNICATIONS A/S (a Denmark corporation), herein called "the Borrower", by:

    DEN DANSKE BANK AKTIESELSKAB (Den Danske Bank), herein called "the Bank,"

and other good and valuable considerations (which accommodations and considerations have been benefiting and/or will benefit each of the undersigned individually as well as the DSC Communications group of which each of the undersigned is a member), receipt of which is hereby acknowledged, the undersigned:

    DSC COMMUNICATIONS CORPORATION, a Delaware corporation,

    DSC MARKETING SERVICES, INC., a Delaware corporation,

    DSC FINANCE CORPORATION, a Delaware corporation,

    DSC INTERNATIONAL CORPORATION, a Delaware corporation,

    DSC OF PUERTO RICO, INC., a Delaware corporation,

    DSC TELECOMMUNICATIONS CORPORATION, a Delaware corporation,

    DSC TELECOM, INC., a Nevada corporation,

    DSC TELECOM L.P., a Texas limited partnership, and

    SILDOR INVESTMENTS B.V., a Netherlands corporation,

unconditionally guarantee to the Bank, payment when due, whether by acceleration or otherwise, of the full amount of any and all liabilities, direct or contingent, joint, several or independent, now or hereafter existing, due or to become due to, or held or to be held by, the Bank, whether created directly or acquired by assignment or otherwise, of the Borrower to the Bank arising out of any of the following facilities:

- -   DKK 250,000,000 (TWO HUNDRED FIFTY MILLION DANISH KRONER) principal amount fifteen year term loan under facility letter dated as of July 23, 1996, by the Bank and promissory note issued as of July 23, 1996; and

- -   DKK 300,000,000 (THREE HUNDRED MILLION DANISH KRONER) principal amount five year facility under facility letter dated as of July 23, 1996, for new term loans and for the refinancing of loans made under a Multiple Option
    Facility for loans, overdrafts and guaranties under Facility Letter issued on or about February 8, 1996, by the Bank,

as either of such facilities or any of the loans or other engagements thereunder may be amended, restated, restructured, continued, or otherwise modified by the Borrower and the Bank from time to time, together with any and all interest and fees as may be owed under such facilities, lines, loans, transactions or other liabilities
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GUARANTY, PAGE 2/5



thereunder and all expense or other liability (including reasonable attorney's fees) incurred by the Bank in enforcing any of such liabilities and/or the terms hereof. The undersigned waive notice of acceptance of this guaranty and of any liability to which it applies or may apply under the terms hereof, and waive presentment, demand of payment, notice of dishonor or non-payment, protest, notice of protest on any such liabilities, suit or taking other action by the Bank against, and giving any notice of default or other notice to, or making any demand on, any party liable thereon (including the undersigned). Payment by the undersigned is in all cases to be made at the office of the Bank's New York branch, presently located at 280 Park Avenue, New York City, NY 10017, or at such other office of the Bank as the Bank may direct, in funds immediately available to the Bank in the currency in which the respective liability is denominated.

The Bank may, at any time and from time to time (whether or not after revocation or termination of this guaranty) without the consent of or notice to the undersigned, except such notice as may be required by applicable statute and cannot be waived, without incurring responsibility to the undersigned, without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part, (1) change the manner, place or terms of payment and/or change or extend the time of payment of, renew, or alter any liability of the Borrower hereby guaranteed, or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and the guaranty herein made shall apply to the liabilities of the Borrower, changed, extended, renewed, or altered in any manner, (2) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure or howsoever securing the liabilities hereby guaranteed or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or any offset thereagainst, (3) exercise or refrain from exercising any rights against the Borrower or others (including the undersigned) or otherwise act or refrain from acting, (4) settle or compromise any liabilities hereby guaranteed and/or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liabilities which may be due to the Bank or others, (5) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Bank regardless of what liability or liabilities of the Borrower to the Bank remain unpaid.

No invalidity, irregularity or unenforceability of the liabilities hereby guaranteed shall affect, impair, or be a defense to this guaranty. This guaranty is a primary, direct, immediate, and absolute obligation of the undersigned to the Bank, and the Bank shall not be required to pursue any remedies it may have against the Borrower or any other person before exercising its rights hereunder.

This guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. As to each of the undersigned, this guaranty shall continue until written notice of revocation signed by such undersigned or until written notice of the death of such undersigned shall in each case have been actually received by the Bank, notwithstanding a revocation by, or the death of, or complete or partial release for any cause of, any one or more of the remainder of the undersigned, or of the Borrower or of anyone liable in any manner for the liabilities hereby guaranteed or for liabilities (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and notwithstanding the dissolution, termination, or increase, decrease or change in personnel of any one or more of the undersigned which may be partnerships. No revocation or termination hereof shall affect in any manner rights arising under this guaranty with respect to liabilities arising prior to receipt by the Bank of written notice of such revocation or termination and the sole effect of revocation or termination hereof shall be to exclude from this guaranty liabilities thereafter arising which are unconnected with liabilities theretofore arising or transactions theretofore entered into.

In the event that the Borrower is a partnership, this guaranty shall continue in effect and apply to all liabilities of the Borrower and/or any successor partnership(s) from time to time contracted, assumed, incurred, or
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GUARANTY, PAGE 3/5



accruing before or after any dissolution, termination or changes in personnel of the Borrower and/or any successor partnership(s).

Demands on, or any notices to, the undersigned may be made or given by the Bank by leaving same at the address given below or the last known address of the undersigned or by mailing, telegraphing, cabling or telecopying same to either such address, with the same effect as if delivered to the undersigned in person.

No delay on the part of the Bank in exercising any of its rights (including those hereunder) and no partial or single exercise thereof and no action or non-action by the Bank, with or without notice to the undersigned or anyone else, shall constitute a waiver of any rights or shall affect or impair this guaranty.

Any and all rights and claims of the undersigned against the Borrower or any property of the Borrower arising by reason of any payment by the undersigned to the Bank pursuant to this guaranty, shall be subject and subordinate in right of payment to the prior payment in full of all liabilities of the Borrower to the Bank.

This guaranty shall inure to the benefit of the successors and assigns of the Bank who shall have, to the extent of their interest, the rights of the Bank hereunder; provided, however, that the rights of the Bank hereunder, if any be retained by it, shall have priority over and be senior to the rights of its successors and assigns unless the Bank shall otherwise elect. This guaranty is binding upon the undersigned and the estates, executors, administrators, personal representatives, heirs, successors and assigns of the undersigned.

The undersigned agree(s) that this guaranty shall continue to be effective or shall be reinstated, as the case may be, if all or any part of any payment of principal of or interest on any of the obligations hereby guaranteed is at any time avoided or rescinded or must otherwise be restored or repaid by the Bank as a result of the bankruptcy of the Borrower, or otherwise, all as though such payment had not been made.

The undersigned, if more than one, shall be jointly and severally liable hereunder and the term "undersigned" shall mean the undersigned or any one or more of them; provided, however, as to any of the undersigned as is not a direct or indirect majority shareholder of the Borrower on the date of this guaranty, the liability of such undersigned shall be limited to the maximum amount of such liability as may be incurred by such undersigned without rendering the obligation of such undersigned under this guaranty voidable under applicable law relating to insolvency, fraudulent conveyance or fraudulent transfer.

Anyone signing this guaranty shall be bound hereby, whether or not anyone else signs this guaranty at any time. The term "Bank" or "the Bank" includes any agent of the Bank acting for it.

THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE BANK AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

EACH OF THE UNDERSIGNED AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY, OR ANY AGREEMENT, INSTRUMENT, OR DOCUMENT ENTERED INTO IN FURTHERANCE HEREOF OR THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE UNDERSIGNED HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE
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GUARANTY, PAGE 4/5



AFORESAID COURTS. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES TRIAL BY JURY AND ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION BASED ON THE GROUNDS OF FORUM NON CONVENIENS WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. EACH OF THE UNDERSIGNED HEREBY AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE MADE BY THE MAILING OF COPIES OF SUCH PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SPECIFIED BELOW OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN NOTICE TO THE BANK. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE TO PROCEED AGAINST ANY OF THE UNDERSIGNED OR THE PROPERTY OF ANY OF THE UNDERSIGNED IN ANY OTHER JURISDICTION.
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GUARANTY, PAGE 5/5



The respective addresses of each of the undersigned are C/O DSC COMMUNICATIONS CORPORATION, 1000 COIT ROAD, PLANO TX 75075-5813.

IN WITNESS WHEREOF, the undersigned have hereunto set the hand(s) and seal(s) of the undersigned, the day and year first above written.

DSC COMMUNICATIONS CORPORATION



By:
   --------------------------
Title(s):  Treasurer



DSC MARKETING SERVICES, INC.                       DSC FINANCE CORPORATION



By:                                                By:
   --------------------------                         --------------------------
Title:    Treasurer                                Title:     Treasurer



DSC INTERNATIONAL CORPORATION                      DSC OF PUERTO RICO, INC.



By:                                                By:
   --------------------------                         --------------------------
Title:    Treasurer                                Title:     Treasurer



DSC TELECOMMUNICATIONS CORPORATION                 DSC TELECOM, INC.



By:                                                By:
   --------------------------                         --------------------------
Title:    Treasurer                                Title:     Treasurer



DSC TELECOM L.P.                                   SILDOR INVESTMENTS B.V.



By:                                                By:
   --------------------------                         --------------------------
Title:    Treasurer                                Title:     Treasurer